June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025 (April 25, 2025)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8401 McClure Drive Fort Smith, Arkansas (Address of principal executive offices)		72916 (Zip Code)

Registrant’s telephone number, including area code: (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 5.07 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 25, 2025, ArcBest Corporation (the “Company”) held its 2025 annual meeting of stockholders, at which meeting the following three proposals were voted on by stockholders:

(i)	the election of directors to the Company’s Board of Directors (the “Board”) until the 2026 annual stockholders meeting;
(ii)	the annual advisory vote on the compensation of the Company’s Named Executive Officers; and
(iii)	the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2025.

The results of the stockholders’ votes are reported below.

Proposal I: The following directors were elected by the indicated vote:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Salvatore A. Abbate	19,939,198	503,268	14,295	1,642,488
Eduardo F. Conrado	19,815,026	627,406	14,329	1,642,488
Fredrik J. Eliasson	20,065,590	361,187	29,984	1,642,488
Michael P. Hogan	19,938,425	504,275	14,061	1,642,488
Kathleen D. McElligott	19,866,955	570,617	19,189	1,642,488
Judy R. McReynolds	19,689,383	741,703	25,675	1,642,488
Craig E. Philip	19,683,462	759,353	13,946	1,642,488
Steven L. Spinner	19,683,935	756,175	16,651	1,642,488
Janice E. Stipp	19,692,911	749,838	14,012	1,642,488

Proposal II: The annual advisory vote on the compensation of the Company’s Named Executive Officers was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
19,559,023	861,486	36,252	1,642,488

Proposal III: The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
21,662,289	414,640	22,320

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se

ARCBEST CORPORATION

(Registrant)

Date:	April 30, 2025	/s/ Michael R. Johns
Michael R. Johns
Chief Legal Officer and Corporate Secretary